Exhibit 99.1

September 2026 BS1

2 Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward - looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, reve nue , expenses, EBITDA, Adjusted EBITDA and Adjusted EBITDA margins, adjusted EPS - diluted, free cash flow or other financial items, such as the Company's projected capitation and future liquidity, our ability to successfully integrate an d effectively leverage artificial intelligence capabilities in our business and operations, statements relating to our cybersecurity measures and expectations regarding our ability to contain and remediate the cybersecurity incident, expectatio ns regarding the expected impact of changes in Medicare Advantage rates, as well as statements or expectations regarding the material weakness in internal control over financial reporting and the Company’s ability to remedi ate such material weakness in a timely manner and may be identified by the use of forward - looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe, ” “ plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward - looking statements reflect curren t views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such ex pectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward - looking statements due to risks, uncertainties and other factors, known and unknow n, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company’s last Annual Report on Form 10 - K and subsequent quarterly reports on Form 10 - Q filed with the SEC. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or imp lie d in any forward - looking statements, you should not place undue reliance on any such forward - looking statements. Any forward - looking statements speak only as of the date of this presentation and, unless legally required, the Comp any does not undertake any obligation to update any forward - looking statement, as a result of new information, future events or otherwise. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from informatio n m ade available by third - party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Use of Non - GAAP Financial Measures This presentation contains the non - GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana , and adjusted EPS – diluted of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. This presentation als o contains the non - GAAP financial measure free cash flow, of which the most directly comparable financial measure presented in accordance with U.S GAAP is net cash provided by operating activities. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non - GAAP financial measures used by other companies. The Company uses Adjusted EBITDA, Adjusted EBITDA margin, adjusted EPS – diluted, an d free cash flow as supplemental performance measures of our operations, for financial and operational decision - making, and as supplemental means of evaluating period - to - period comparisons on a consistent basis, and, fo r free cash flow, to reflect the cash flow trends in our business. Adjusted EBITDA is calculated as earnings before interest expense, interest income, income taxes, depreciation, and amortization, excluding income or loss from equity met hod investments, non - recurring and non - cash transactions, stock - based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Compa ny has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company defines Adjusted EBITDA margin a s A djusted EBITDA over total revenue. Adjusted net income attributable to Astrana is calculated as net income, excluding income or loss from equity method investments, non - recurring and non - cash transactions, stock - based compensation, amor tization of intangible assets attributable to acquisitions, certain tax adjustments, and amounts related to net income or loss attributable to non - controlling interests. The Company defines adjusted EPS - diluted as adjusted net inco me attributable to Astrana over weighted average shares of common stock outstanding - diluted. The Company defines free cash flow as net cash provided by operating activities minus cash used in purchases of property and equi pme nt. The Company believes the presentation of these non - GAAP financial measures provides investors with relevant and useful informati on, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non - core or non - recurring financial information. When GAAP financial measures a re viewed in conjunction with non - GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non - GAAP financial measures are amon g those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non - GAAP financial measures are not intended to be considered in isolati on, or as a substitute for, GAAP financial measures. Other companies may calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana , adjusted EPS – diluted, and free cash flow differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non - GAAP financial measures, the Company has provided corresponding GAAP financial measures for co mparative purposes. The reconciliation between certain GAAP and non - GAAP measures is provided in the Appendix. The Company has not provided a quantitative reconciliation of applicable non - GAAP measures, such as the projected adjusted EBITD A to the most comparable GAAP measure, such as net income, on a forward - looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to cer tain line items that cannot be calculated. These items, which could materially affect the computation of forward - looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Compan y’s control.

3 Poor provider and patient satisfaction Insufficient & costly access to quality care Limited technology & coordinated care Healthcare is fragmented, expensive, and failing both patients and providers IT Credentials PR Quality Coding Claims Billing Clearinghouse Providers Clinics Hospitals Labs Diagnostics Referrals Authorization Contracting Reporting Many More Payers Data Aggregation Patients Note: Product images are illustrative; data displayed within images is simulated and presented for demo purposes only. Note: Product images are illustrative; data displayed within images is simulated and presented for demo purposes only. BS1

4 Astrana is building a coordinated healthcare system for all AI - native Clinical Operating System Knows + orchestrates the right care across the patient journey Payer + Reimbursement Infrastructure Aligns incentives around better outcomes and lower cost Provider + Care Delivery Network Delivers the care through aligned providers and owned capabilities REAL - WORLD DATA INTELLIGENCE IN ACTION BETTER OUTCOMES, LOWER COST 1. More than 20,000 providers per the Company’s second quarter 2026 results (August 2026). 2. Members represent lives assigned to or managed by Astrana under capitated or risk - sharing (value - based) payer contracts or MSAs; members by risk arrangement represent Care Partners membership only as of June 30, 2026. Reimagining healthcare requires orchestrating the right care, aligning incentives, and building the capabilities to deliver i t ~1.5 million MEMBERS² 20,000+ PROVIDERS¹ 20+ PAYER PARTNERS 18 MARKETS NATIONWIDE Insights from across the care journey Turning data into better care A virtuous cycle for members, providers and payers

5 Astrana replaces fragmentation with one coordinated operating model STATUS QUO Fragmented payer – provider relationships ASTRANA MODEL One delegated operating model MEMBERS Longitudinal relationships Members stay in the Astrana ecosystem across payers and lines of business, enabling sustained investment in our members’ health. PROVIDERS Empowerment One coordinated partner across payer types and lines of business reduces administrative burden; Astrana operating system empowers and supports providers in value - based care PAYERS Better cost and quality Payers partner with Astrana to lower medical cost trend, reduce medical cost ratio volatility , improve quality, and enable differentiated growth. Primary care Multi - specialty Hospital Astrana provider group Hospital Care Partners + ~20 Other Payer s FFS Payments % of premium FFS & VBC arrangements + ~20 Other Payer s BS1KP2

6 Delegation gives Astrana the visibility and control to manage total cost of care STATUS QUO Fragmented FFS relationships RISK WITHOUT DELEGATION Financial risk, limited control ASTRANA DELEGATED MODEL Financial risk + administrative control PAYER - LIKE ADMINISTRATIVE CAPABILITIES STATUS QUO RISK WITHOUT DELEGATION ASTRANA DELEGATED MODEL Payer contracting ✓ Provider credentialing ✓ Network management ✓ Claims payment ✓ 1. Total cost of care 2. Risk - bearing organization Primary care Multi - specialty Hospital Claims & Admin. + ~20 Other Payer s Primary care Multi - specialty Hospital + ~20 Other Payer s (Benchmark - TCOC 1 ) in arrears Claims & Admin. RBO 2 (NO ADMIN. DELEGATION) % of premium Claims and Admin Primary care Multi - specialty Hospital + ~20 Other Payer s DELEGATED RBO 2 KP1

7 Application Layer APPS AGENTS Provider Portal Practice Hub AI AstraConnect EHR Sidebar AI Member360 Patient View AI AYCE Referral Mgt AI Pathways Care Mgt AI AstranaCare Patient Portal AI Next Best Action Member outreach AGENT Prior Auth AYCE automation AGENT Claims Adjudication + audit AGENT Patient Engagement Voice + SMS AGENT Decision Intelligen ce ML / AI Models RiskIQ · Readmissions · HCC AI Quality & Risk Engines NCQA Certified AI Unified Data Layer Constellation Lakehouse 100+ Real - time Data Harmonizatio n Data Unification Identity Resolution Standardization Data Sources EMR HIE ADT Claims Prior Auths Labs & Orders Health Plans CMS Astrana Ontology Astrana Ontology Unified clinical and financial semantic layer +100s more Application Layer Applications AI Agents Atlas Point - of - care workspace AI AstraConnect EHR - embedded provider workspace AI Member360 Longitudinal member record AYCE Care access orchestration Pathways Care management orchestration AstranaCare Patient engagement platform Next Best Action Care Navigation Referral & authorization automation Claims Claims adjudication & integrity Patient Engagement Automated member outreach Decision Intelligence Machine Learning & AI Models Risk stratification · Readmissions · Decision optimization · Fraud detection Quality & Risk Engines NCQA Certified Unified Data Layer Data Harmonization Data Sources EMR HIE ADT Claims Prior Auths Labs & Orders Health Plans CMS Astrana Ontology Astrana Ontology +100s more Clinical workflow orchestration Sources Streaming Our AI - native operating platform turns visibility and control into action KP1

8 Our proven operating model enables repeatable expansion across markets PROVEN IN CALIFORNIA REPLICATED NATIONWIDE 159 159 159 15 1 1 215 1 1 15 215 612 612 ENTERPRISE HENDERSON LAS VEGAS NORTH LAS VEGAS PARADISE SPRING VALLEY Hospitals Specialists Employed Risk - bearing organization Primary care Hospitals Specialists Employed Risk - bearing organization Primary care SAN MARINO SOUTH SAN GABRIEL 60 60 60 134 10 710 PASADENA SOUTH PASADENA ALHAMBRA MONTEREY PARK Example network: Astrana in San Gabriel Valley 1 Example network : Astrana in Southern Nevada 1 1. Providers shown are affiliated and/or employed providers. REPEATABLE PLAYBOOK Aligned provider network Population health + care management AI - native operating system Local care delivery Value - based economicsBS1 KP2

9 We have replicated our model across 18 markets nationwide 18 markets A scalable operating system delivering measurable results across diverse markets # of markets Note: Markets as of 2026; California comprises nine markets. Dots indicate approximate market locations. California · 9 markets Nevada · 1 market Arizona · 1 market Texas · 1 market Georgia · 1 market Florida · 1 market DC / Maryland / Virginia · 1 market 2019 1 2020 3 2021 3 2022 4 2023 6 2024 6 2025 17 2026 18 Hawaii · 1 market Rhode Island · 1 market Connecticut · 1 marketBS1

10 Our model delivers better access, quality and outcomes 67% Fewer hospital admissions than benchmark 1 14% Shorter inpatient length of stay vs. benchmark 2 ~70% Prior authorizations auto - approved instantly, driving increased patient access 3 From outreach to better outcomes, enabled by our AI - native operating system 01 Proactive outreach Astrana’s AI agent contacts Leslie to schedule her Annual Wellness Visit , based on Astrana's proprietary patient prioritization algorithms 02 In - person care Leslie visits an AstranaCare clinic, where a cardiology consult is advised given Leslie’s recent lab results, surfaced through Astrana’s EHR - integrated point of care software 03 Automated authorization A prior authorization for cardiology is automatically queued for Leslie’s PCP and auto - approved by our care navigation agent; our scheduling agent books her cardiology visit 04 Timely, coordinated care Leslie sees her cardiologist same - day. Leslie’s PCP sees the relevant medical records in her point of care tool and our care management agent incorporates the results into Leslie’s care plan Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only. 1. Legacy Astrana Health figures based on 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark. 2. Astrana Health figures based on analysis of Jan - Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Me dicare Advantage benchmark. 3. Care Partners equipped with automated prior authorizations, based on CY 2025 prior authorization volume and approval data ; e xcludes CHS providers. Note: Product images are illustrative; data displayed within images is simulated and presented for demo purposes only. Leslie R. Los Angeles, CA AstranaCare Primary Care Provider Better access. Better outcomes. Today 8:41 AM Hi Leslie, this is Astrana Health. You’re due for your Annual Wellness Visit. Reply YES to book Thu, Sep 24 at 10:00 AM with Dr. Smith. Yes You’re all set — Thu, Sep 24, 10:00 AM at AstranaCare Alhambra. Reply C to change. Delivered ✓ Recent Authorizations + Leslie R. 03/14/1954 · 72 y/o F REFER TO Smith, C. · Cardiology Approved Davis, Paul 10/02/1947 · 78 y/o M REFER TO Lee, A. · Nephrology Requested Garcia, Richard 06/06/1945 · 81 y/o M REFER TO Smith, C. · Orthopedics Requested Illustrative member journey

11 We deliver these outcomes at scale across a diversified platform ~1.5 million members in value - based arrangements 3 20,000+ providers caring for our members 6 99% average annual provider retention 1 ~11 yrs average tenure of Care Partners providers 2 20+ payer partners Revenue by Type 4 93% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee - for - service, net Other Income Revenue by Payer Type 4 61% 27% 9% 3% Medicare Medicaid Commercial Other Third Parties Revenue by Risk Arrangement 4,5 81% 19% Full - risk Partial - risk Members by Risk Arrangement 3 42% 58% Full - risk Partial - risk 1. Based on Q1 2026 Care Partners provider network. 2. Based on 2025 Care Partners provider network. 3. Members represent lives assigned to or managed by Astrana under capitated or risk - sharing (value - based) payer contracts or MSAs; members by risk arrangement Care Partners membership only as of June 30, 2026 . 4. Revenue for the quarter ended June 30, 2026. 5. Revenue by risk arrangement represents capitation revenue only. 6. More than 20,000 providers per the Company’s second quarter 2026 results (August 2026). 2% 1% 3% 1%

12 The result: durable, compounding financial performance Revenue $ in millions $561 $687 $774 $1,144 $1,387 $2,035 $3,182 $3,800 – 4,100 2019 2020 2021 2022 2023 2024 2025 2026E Adjusted EBITDA¹ $ in millions $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 $205.4 $255 – 280 2019 2020 2021 2022 2023 2024 2025 2026E Actual 2026E guidance (range shown; bar at midpoint) 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net Income to EBITDA and Ad jus ted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. FY2019 – FY2021 Adjusted EBITDA is presented on the current definition, which excludes provider bonus payments and losses from recently acquired IPAs. 6.8% Adjusted EBITDA margin at the 2026E guidance midpoint Mid - to - high teens targeted annual Adjusted EBITDA growth over the medium term 1

13 Source: Press releases, public filings and company guidance as of 09/13/2026. Notes: See “Use of Non - GAAP Financial Measures”, “ Reconciliation of Net Income to EBITDA & Adjusted EBITDA” and “Guidance Reconciliation of Net Income to EBITDA & Adjusted EBI TDA ” slides and the “Forward - Looking Statements” slide. Bubble area is proportional to FY2026E Adjusted EBITDA. FY2026E reflects the midpoint of published full - year 2026 guidance for Astrana , and company guidance (or consensus where none is given) for peers; each company on its own Adjusted EBITDA definition. Shaded region: revenue growth above the risk - bearing VBC peer median (19% in FY20 25) and FY2026E Adjusted EBITDA margin above the top quartile of the peer set (5%). Peers (FY2022A – FY2026E revenue CAGR / FY2026E Adjusted EBITDA margin): Peer 1 21.1% / 1.5%; Peer 2 38.1% / 3.0%; Peer 3 15.3% / 6.2%; Peer 4 18.3% / 4.8%; Peer 5 1 0.2% / 6.1%; Peer 6 (3.9%) / 2.6%. Peer set: agilon health, Alignment Healthcare, Clover Health, Evolent Health, P3 Health Partners and Privia Health (numbering does not follow this order). MEDIAN PEER GROWTH 19% TOP - QUARTILE PEER MARGIN 5% (10%) 0% 10% 20% 30% 40% 0% 2% 4% 6% 8% Revenue CAGR, FY2022A – FY2026E (FY2026E at guidance midpoint) Adj. EBITDA margin, FY2026E (guidance midpoint) Peer 1 $85M EBITDA Peer 2 $154M EBITDA Peer 3 $150M EBITDA Peer 4 $128M EBITDA Peer 5 $95M EBITDA Peer 6 $78M EBITDA Astrana 36.3% Revenue CAGR 6.8% Adj. EBITDA margin $267.5M Adj. EBITDA BUBBLE AREA = 2026E ADJ. EBITDA $267.5M $100M Astrana’s 2026E Adj. EBITDA guidance midpoint of $267.5M is ~1.7x the next - largest peer. Astrana combines growth, profitability, and scale

14 Our growth algorithm compounds through four reinforcing pillars Membership Growth Sustainably growing membership to bring better care to more Americans Revenue Per Member Growth Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Outcomes and Cost Achieving superior patient outcomes and care quality while managing cost Operating Leverage Driving operating excellence across our business through our Care Enablement suite

15 Our growth algorithm is delivering across all four pillars Growth • Astrana now serves approximately 1.5 million patients in value - based arrangements • Approximately 1.2 million members in our Care Partners segment Revenue Per Member Growth • 81% of Q2 2026 capitation revenue from full - risk arrangements • Anticipate ~81% of revenue from full - risk arrangements by the end of 2026 • Continued prudent shift toward full - risk, accountable care contracts Outcomes and Cost • Medical cost trends across both Prospect and core Astrana remained firmly within expectations for the quarter • Strong engagement in Annual Wellness Visits, supporting earlier intervention and improved care coordination Operating Leverage • On track to achieve high end of $12 - 15M synergy range related to Prospect • AI - native operating system has led to 210 bps G&A improvement year over year (5.6% in Q2 2026, 7.7% in Q2 2025) Q2 2026:BS1

16 Note: 2025 pro forma Adjusted EBITDA reflects reported FY2025 Adjusted EBITDA ($205.4M) plus Prospect’s Adjusted EBITDA for t he six months ended June 30, 2025 ($31.9M). Adjusted EBITDA is a non - GAAP measure; see “Use of Non - GAAP Financial Measures” and “Reconciliation of Net Income to EBITDA & Adjusted EBITDA”. 2026E reflects the midpoint of FY2026 guidance ($25 5 – 2 80M). 2026E figures are management estimates; see “Forward - Looking Statements”. Contributions shown as a percentage of 2025 pro forma, rounded. Combined business delivers ~20% organic Adj. EBITDA growth before external headwinds 2026E Adjusted EBITDA bridge vs. 2025 pro forma $ in millions $237.3M +3% +11% +6% +20% - 7% +13% $267.5M 2025 (PF Prospect) Growth Revenue per Member Growth + Outcomes and Cost (net) Operating Leverage Underlying 2026E Adj. EBITDA Medicaid / Exchange headwinds 2026E (midpoint) Actual / pro forma Pillar contribution Underlying 2026E Adj. EBITDA Headwind Total

17 1992 2019 2022 2023 Built density in Southern CA San Bernardino 2.2M pop. 1 Riverside 2.5M pop. 1 MCR Improvement: ~(750) bps 2 Expanded into Northern CA Bay Area 6.2M pop. 1 MCR Improvement: ~(950) bps 3 Expanded into Central CA Central Valley 6.1M pop. 1 Launched in Southern CA Los Angeles 9.7M pop. 1 MCR Improvement: ~(1,350) bps 2 Source: U.S. Census Bureau, population data as of 2022; CMS 1. County population data as of 2022. 2. Reflects the MCR improvement from 2019 to 2023. 3. Reflects MCR improvement from 2021 to 2023. 4. Represents Care Partners providers added between December 2023 and December 2024. 2024 Deepened CA Alignment • Acquired Restricted Knox - Keene license • Prime Community Care of Central Valley and BASS Medical Group joined Care Partners • ~2.6k providers added 4 California proves the Astrana model delivers better care at lower cost ~$380B CA TAM Opportunity 2025 Scaled CA Footprint • Acquired Prospect Health (July 2025) • Expanded into OC & San Diego

18 Texas shows the Astrana model can be replicated and scaled in new markets Revenue² $ in millions $0.2 $118 $271 $377 2023 2024 2025 2026E Operating income² $ in millions - 0.7 - 1.2 - 0.6 +4.3 2023 2024 2025 2026E Actual 2026E (forecast) Operating loss • Entered Texas in Q3 2023 • Over 3,000 Care Partners providers serving 18,000+ Medicare Advantage lives¹ • Converted MA lives to global risk: <2% → 77% (Aug 2026)¹ • Care Enablement Texas expected to scale to $13.7M revenue and profitable at the operating - income line in 2026E • ~30 Care Delivery providers in Houston and Southeast Texas • First profitable year expected in 2026: ~$4M operating income 1. Provider and Medicare Advantage lives as of Q2 2026; share of MA lives in global risk as of August 2026, 2026E per manage men t forecast. 2. Astrana’s Texas operations excluding Prospect Health, net of intersegment eliminations; ACO results on an actuarial basis. Operating in co me is revenue less cost of services and operating expenses (including depreciation and amortization ) 78% of MA lives in global risk, 2026E¹ 18,000+ Medicare Advantage lives¹ 3,400+ Care Partners providers¹

19 Risk progression deepens alignment and expands revenue per member CAPITATED REVENUE BY RISK ARRANGEMENT¹ % of total capitated revenue 100% 2021 65% 35% 2022 53% 47% 2023 27% 73% 2024 24% 76% 2025 19% 81% Q2 2026 19% 81% 2026E³ Full - risk Partial - risk MEMBERS BY RISK ARRANGEMENT² % of total members 58% 42% Q2 2026 57% 43% 2026E³ Our partial - risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. 1. Revenue by risk arrangement represents capitated revenue only. 2. Members by risk arrangement represents Care Partners membership only. 3. 2026E based on June 2026 forecast.

20 ...which drives better economics across the healthcare system The Astrana Care Model improves patient outcomes... NEVADA Entered 2022 259 → 138 Inpatient admits per 1,000 Medicare members 2024 → 2026 YTD⁴ TEXAS Entered 2023 97.7% → 93.3% Market medical cost ratio, Medicare 2024 → 2026E⁵ 1. Legacy Astrana Health figures based on CY 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark. 2. Legacy Astrana Health figures based on CY 2025 prior authorization volume and approval data. 3. Legacy Astrana Health figures based on CY 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark. 4. Nevada inpatient admits per 1K members across all Medicare members (Medicare Advantage and ACO), 2024 v. 2026 YTD; market MLR 20 24 v. 2026E mgmt. forecast 5. Texas market medical cost ratio (Medicare Advantage and ACO), 2024 vs. 2026E management forecast 67% Fewer hospital admissions¹ ~70% Prior authorizations auto - approved² 4.7% Lower readmission rate³ 1 BS2 KP3

21 Our clinical operating system turns data into better care • All - in - one point - of - care tool for providers and practices • Surfaces gaps, risk, and next best actions • Providers using our tools deliver measurably better patient outcomes • Proactive outreach, care coordination , and care planning • Improves productivity and accelerates quality gap closure • Automated care management workflows allow for more comprehensive chronic condition management • Composable “command center” with real - time trends and opportunities • Care - access analytics identify provider - network optimization opportunities • Enables targeted interventions to improve quality and member engagement 1. Legacy Astrana Health figures based on CY 2025 data; statistically significant (p<0.001). 2. CBP: Controlling Blood Pressure; Legacy Astrana Health data reflects the change in average monthly CBP gap closures from the first half of 2025 (baseline) to the second half o f the year. 3. Legacy Astrana Health figures based on CY 2025 data for delegated HMO lives. Note: Product images are illustrative; data displayed within images is simulated and presented for demo purposes only. 01 PROVIDER EMPOWERMENT A single view for better care 02 CARE MANAGEMENT Smarter workflows, stronger outcomes 03 POPULATION HEALTH From data to action NEXT BEST ACTION VOICE AGENT High priority Post - discharge TOC call Discharged from St. Mary’s Medical Center on 2026 - 05 - 04. Reason for admission was a STEMI. TRC measure requires post - discharge follow - up within 7 days. AI voice agent will check on recovery, do a medication reconciliation, and assist with scheduling PCP and Cardiology follow - up. Execute +24.1% HEDIS gap closure 1 +30.5% AWV completion 1 >100% monthly CBP 2 gap closures 99% admissions actioned <24h 3

22 Faster approvals, better care Our administrative operating system automates healthcare operations • Majority of prior authorizations auto - approved, reducing provider burden and improving access to care for patients • Majority of claims auto - adjudicated , reducing provider administrative burden • Provider contracting, network management, and credentialing in one end - to - end platform • Fraud, waste, and abuse detection algorithms • Engagement platform allows patient to schedule, view health information, and communicate with providers • Automated engagement workflows allow for team members to engage members in campaigns 01 REFERRAL MANAGEMENT 02 CLAIMS, CONTRACTING & NETWORK End - to - end network management and payments 03 AGENTIC ENGAGEMENT Proactive, always - on engagement Auto - approved ~70% of prior authorizations 500K agentic patient interactions / month ~70% prior auths auto - approved 1 <2 min auto - adjudication time 2 500K agentic patient interactions / mo 2 30% care - manager efficiency gain 2 1. Care Partners equipped with automated prior authorizations; based on CY 2025 prior authorization volume and approval data . 2. Legacy Astrana Health figures based on CY 2025 data. Note: Product images are illustrative; data displayed within images is simulated and presented for demo purposes only.

23 Note: LTM Q2 2026 = Last twelve months ended June 30, 2026; gross margin = (segment revenue − cost of services) / segment rev enu e; operating margin = segment income from operations / segment revenue;. Our proprietary technology powers a scaled, high - margin growth platform CARE ENABLEMENT REVENUE $ in millions $120 2022 $136 2023 $155 2024 $247 2025 $340 LTM Q2’26 ~35% CAGR 2022 – LTM Q2’26 LTM Q2 2026 $340M LTM REVENUE 43% GROSS MARGIN 21% Care Enablement is a durable, high - margin growth business that strengthens our network and creates long - term value. OPERATING MARGIN

24 The same technology is driving operating leverage across the enterprise 500K AGENTIC PATIENT INTERACTIONS Per month through voice and SMS 30% EFFICIENCY GAIN Reduction in admin time per care manager ~70% AUTO - APPROVAL¹ Of all prior auth requests <2 min DECISION TIME For auto - adjudicated requests GAAP REVENUE & G&A % OF REVENUE $ in millions GAAP Revenue G&A % of Revenue $1,386.7 2023 $2,034.5 2024 $3,181.8 2025 $654.8 Q2 2025 $972.5 Q2 2026 8.1% 7.6% 6.8% 7.7% 5.6% ~210 bps improvement YoY G&A improved 210 bps YoY to 5.6% in Q2 2026 ; we expect to exit 2026 at ~6%, with further improvement expected 1. Care Partners equipped with automated prior authorizations. BS1 KP2

25 Strong execution supports increased FY2026 Adjusted EBITDA guidance 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Ad jus ted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” on slide 2. 2. See “Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” on slide 2. 3. Q2 2026 financial results are provided for the three months ended June 30, 2026, except for free cash flow, which is prov ide d for the six months ended June 30, 2026. Q2 2026 RESULTS³ · $ IN MILLIONS $972.5 REVENUE $68.9 ADJUSTED EBITDA¹ $92.9 FREE CASH FLOW, YTD² FULL - YEAR OUTLOOK · $ IN MILLIONS FY2025 ACTUAL FY2026 GUIDANCE¹,² Total revenue $3,181.8 $3,800 – $4,100 Adjusted EBITDA¹ $205.4 $255 – $280 Free cash flow² $104.5 $105 – $132.5 Adjusted EBITDA guidance raised; revenue and free cash flow guidance reaffirmed. FY2026 Adjusted EBITDA guidance raised to $255 – $280M on first - half outperformance, while reinvesting a portion into provider and payer growthBS1

26 Astrana is building the operating platform for coordinated healthcare Membership growth Sustainably growing membership to bring better care to more Americans Revenue per member growth Increasing alignment with patient outcomes through responsible risk progression in value - based arrangements Outcomes and cost Achieving superior patient outcomes and care quality while managing cost Operating leverage Driving operating excellence through our Care Enablement suite Care Partners Care Delivery Care Enablement 18 Markets ~1.5M VBC members² 20k+ Providers¹ 1. Based on Q1 2026 Care Partners provider network. 2. Members represent lives assigned to or managed by Astrana under capitated or risk - sharing (value - based) payer contracts or MSAs; Care Partners membership only as of June 30, 2026.

27 Appendix

28 2027 MA Rate: Astrana anticipates limited impact from headwinds Sources of diagnoses (−1.53%): ASTH’s MA HCCs come from linked face - to - face and video encounters, not unlinked chart reviews or audio - only visits, so the exclusion is not expected to be material. 5.33% - 0.17% - 0.03% - 1.12% - 1.53% 2.48% +1.53% ~4.0% Effective growth rate Rebasing / re-pricing Star Ratings Risk model normalization Sources of diagnoses Industry headline Diagnoses add-back Astrana anticipated Benchmark growth CMS adjustment Industry headline Astrana add - back Astrana anticipated Source: CMS, 2027 Medicare Advantage and Part D Rate Announcement (April 6, 2026); industry figure is the expected average ch ang e in revenue (+2.48%), excluding the underlying risk - score trend. Astrana anticipated rate is a management estimate, not a forecast of contract - level rates; see “Forward - Looking Statements”.BS1

29 Three Months Ended June 30, 2025 2026 $ in thousands, except per share data Revenue 614,108 $ 905,804 $ Capitation, net 15,402 21,816 Risk pool settlements and incentives 2,577 13,211 Management fee income 17,878 22,982 Fee - for - service, net 4,843 8,707 Other revenue 654,808 972,520 Total revenue 634,468 938,198 Total expenses 20,340 34,322 Income from operations 10,216 $ 18,452 $ Net income 793 (1,287) Net (loss) income attributable to non - controlling interests 9,423 $ 19,739 $ Net income attributable to Astrana Health 0.19 $ 0.40 $ Earnings per share – diluted 28,775 $ 52,850 $ EBITDA 1 48,101 $ 68,889 $ Adjusted EBITDA 1 0.55 $ 0.80 $ Adjusted EPS – Diluted 2 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more inform ation. 2. See “Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted” and “Use of Non - GAA P Financial Measures” slides for more information. Summary of Selected Financial Results

30 Consolidated Total Corporate Costs Intersegment Elimination Care Enablement Care Delivery Care Partners $ in thousands 972,520 - (120,610) 85,598 74,696 932,836 $ Total revenues 109% 95% 48% % change vs prior year quarter 868,498 - (50,559) 51,665 61,923 805,469 Cost of services 54,150 21,398 (70,091) 16,158 14,552 72,133 General and administrative expenses 15,550 622 - 1,378 1,188 12,362 Depreciation and amortization 938,198 22,020 (120,650) 69,201 77,663 889,964 Total expenses 34,322 (22,020) 40 1 16,397 (2,967) 42,872 $ Income (loss) from operations *² (238)% (14)% % change vs prior year quarter For the three months ended June 30, 2026 1. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is prese nte d within other income which is not presented in the table. 2. Percentage change of over 500%. Segment Results

31 $ Change 12/31/2025 6/30/2026 $ in millions $(28.7) $429.5 $400.8 Cash and cash equivalents 1 $(76.5) $248.0 $171.5 Working capital $47.5 $793.3 $840.8 Total stockholders’ equity 1. Excluding restricted cash and marketable securities. Balance Sheet Highlights

32 1 . The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue .; 2 . Other, net, for the three months ended June 30 , 2026 , relates to post - acquisition integration costs, non - cash update to the fair value of an equity purchase financing obligation, accrual for non - routine legal matters, and severance .; 3 . Other, net for the three months ended June 30 , 2025 , relates to transaction and other costs related to our acquisitions including Prospect, non - cash changes in the fair value of our call option and collar agreement, and severance . Three Months Ended June 30, 2025 2026 $ in thousands 10,216 $ 18,452 $ Net Income 7,382 15,997 Interest expense (2,336) (5,907) Interest income 6,609 8,758 Provision for income taxes 6,904 15,550 Depreciation and amortization 28,775 52,850 EBITDA (381) (548) (Income) loss from equity method investments 7,998 3 4,800 2 Other, net 11,709 11,787 Stock - based compensation 48,101 $ 68,889 $ Adjusted EBITDA 7.3% 7.1% Adjusted EBITDA margin 1 Reconciliation of Net Income to EBITDA & Adjusted EBITDA

33 Year Ended Pro Forma 11 For the twelve months ended 2019 2020 2021 2022 2023 2024 2025 2025 $ in millions $ 15.8 122.1 $  46.1 $ 45.7 $ 57.8 $ 49.9 $ 24.1 $ 12.6 $ Net Income 4.7 9.5  5.4 7.9 16.1 33.1 50.0 129.3 Interest expense (2.0) (2.8)  (1.6) (2.0) (14.2) (14.5) (12.2) (13.1) Interest income 10.0 56.3  31.7 40.9 32.0 30.9 15.5 (21.4) Provision for income taxes 18.3 18.4  17.5 17.5 17.7 27.9 45.7 47.7 Depreciation and amortization 46.8 203.5  99.1 110.1 109.5 127.3 123.1 155.0 EBITDA 1 2.9 (0.3) 9  5.3 9 (5.7) 9 (5.1) (4.5) (1.7) (1.7) (Income) loss from equity method investments - -  (2.2) - - - - - Gain on sale of equity method investment 2.0 10 (0.5) 7  (1.7) 7 3.3 6 6.2 5 13.0 4 45.4 3 45.4 2 Other, net 0.9 3.4  6.7 16.1 22.0 34.5 38.6 38.6 Stock - based compensation 1.5 (103.3) 9  26.4 9 16.2 9 14.0 - - - APC excluded assets costs $ 54.2 102.8 $ 133.5 $ 140.0 $ 146.6 $ 170.4 $ 205.4 $ 237.3 $ Adjusted EBITDA 1 $ 560.6 687.2 $ 773.9 $ 1,144.2 $ 1,386.7 $ 2,034.5 $ 3,181.8 $ 3,819.9 $ Net Revenue 9.7% 15.0% 17.2% 12.2% 10.6% 8.4% 6.5% 6.2% Adjusted EBITDA Margin 8 1 . See “Use of Non - GAAP Financial Measures” slide for more information .; 2 . Other, net, for 2025 pro forma reflects the fiscal 2025 items described in note 3 .; 3 . Other, net, for the year ended December 31 , 2025 , relates to $ 13 . 0 million for a legal matter with a provider associated with CFC HP, $ 25 . 9 million for transaction and integration costs primarily for the acquisition of Prospect, debt issuance costs incurred in connection with our Second Amended and Restated Credit Facility, certain costs and final settlement for some of our acquisitions, and severance fees incurred, partially offset by employer retention tax credits related to COVID - 19 relief .; 4 . Other, net for the year ended December 31 , 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided in support of two local provider - led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin - off, non - cash gain on debt extinguishment related to one of our promissory note payables, non - cash realized loss from sale of one of our marketable equity securities, non - cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's Collar Agreement .; 5 . Other, net for the year ended December 31 , 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non - cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company’s stock from APC .; 6 . Other, net for the year ended December 31 , 2022 consists of one - time transaction costs incurred and non - cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations .; 7 . Other, net for the years ended December 31 , 2021 and 2020 relate to COVID - 19 relief payments recognized in 2021 and 2020 .; 8 . The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue .; 9 . Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments .; 10 . Other, net for the year ended December 31 , 2019 is related to goodwill impairment .; 11 . 2025 pro forma reflects Astrana Health fiscal 2025 as reported plus Prospect’s results for the six months ended June 30 , 2025 . Pro forma net revenue includes Prospect’s revenue of $ 638 . 1 million for the six months ended June 30 , 2025 . Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

34 Three Months Ended June 30, 2025 2026 $ in thousands, except for share and per share data 10,216 $ 18,452 $ Net income (381) (548) Income from equity method investments 7,998 4,800 Other, net 1 11,709 11,787 Stock - based compensation 6,179 13,806 Amortization of intangible assets attributable to acquisitions (4,637) 3 (5,965) 2 Tax adjustments (3,715) 5 (2,561) 4 Adjusted net income attributable to non - controlling interests 27,369 $ 39,771 $ Adjusted net income attributable to Astrana Health, Inc. 49,470,677 49,778,028 Weighted average shares of common stock outstanding – diluted 0.55 $ 0.80 $ Adjusted earnings per share - diluted 1 . The components of other, net, as set forth in the table above, are described in the footnotes to the table under “Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin” . Please see the footnotes to such table for additional information .; 2 . Tax adjustments for the three months ended June 30 , 2026 , includes the tax effect for, at a 27 . 4 % statutory blended tax rate, the adjustments made to net income of $ 8 . 2 million, partially offset by 162 (m) impact of $ 2 . 2 million .; 3 . Tax adjustments for the three months ended June 30 , 2025 , includes the tax effect for, at a 27 . 1 % statutory blended tax rate, the adjustments made to net income of $ 6 . 9 million, partially offset by 162 (m) impact of $ 2 . 3 million .; 4 . Includes net loss attributable to non - controlling interests ("NCI") of $ 1 . 3 million, offset by adjustments attributable to NCI of $ 3 . 8 million, for the three months ended June 30 , 2026 .; 5 . Includes net income attributable to NCI of $ 0 . 8 million, as well as adjustments attributable to NCI of $ 2 . 9 million, for the three months ended June 30 , 2025 . Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS - Diluted KP1

35 Guidance 1 Actual Results Actual Results Year Ending December 31, 2026 Year Ended December 31, 2025 Six Months Ended June 30, 2026 High Low $ in thousands 145,000 $ 125,000 $ 114,597 $ 100,804 $ Net cash provided by operating activities (12,500) (20,000) (10,106) (7,878) Cash used in purchases of property and equipment 132,500 $ 105,000 $ 104,491 $ 92,926 $ Free cash flow 2 1. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looki ng Statements” on slide 2. 2. See “Use of Non - GAAP Financial Measures” slide for more information. Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow KP1KP2

36 . 1. Adjusted EBITDA margin is calculated as Adjusted EBITDA over total revenue at the low and high ends of the respective guidanc e r anges. Note: See “Use of Non - GAAP Financial Measures” slide for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Se e “ Forward - Looking Statements” on slide 2. 2026 Guidance Range High Low $ in thousands 74,000 $ 59,000 $ Net Income 53,000 49,000 Interest expense 44,000 38,000 Provision for income taxes 65,000 65,000 Depreciation and amortization 236,000 211,000 EBITDA (4,000) (4,000) Income from equity method investments 9,000 9,000 Other, net 39,000 39,000 Stock - based compensation 280,000 $ 255,000 $ Adjusted EBITDA 4,100,000 $ 3,800,000 $ Total revenue 6.8% 6.7% Adjusted EBITDA margin¹ Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

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